UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2017

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY  40223

(Address of principal executive offices) (Zip code)

(502) 891-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 17, 2017, Almost Family, Inc. (the “Company”) issued a press release announcing the commencement of a public offering of 2,500,000 shares of its common stock, subject to market and other conditions. The Company expects to grant the underwriters of the common stock offering a 30-day option to purchase up to an additional 375,000 shares of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits

99.1                                                                        Press Release dated January 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALMOST FAMILY, INC.

Date: January 17, 2017	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
President & Principal Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 17, 2017